                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K/A

                                 Amendment No. 1




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 13, 1996



                                 PHOTOCOMM, INC.



         Incorporated in the State of Arizona       IRS No. 86-0411983

                         Commission File Number 0-12807

                               7681 East Gray Road
                            Scottsdale, Arizona 85260
                                 (602) 948-8003

Item 7.   Financial Statements and Exhibits.


(a)  Financial Statements of Business Acquired.

     Audited financial statements are not available for Jadco Manufacturing, Inc. Accordingly, pursuant to Item 310(c)(3)(ii) of Regulation S-B, Photocomm will not be filing financial statements for Jadco.

(b)  Pro Forma Financial Information.
                                                                   Page
                                                                -----------

     Pro Forma Financial Information                            F-1  -  F-3

(c)  Exhibits.

     None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHOTOCOMM, INC.


Dated:  April 13, 1996   By:  /s/  Thomas C. LaVoy
                              ----------------------
                                   Thomas C. LaVoy
                                   Chief Financial Officer
                                   (Duly Authorized Officer and
                                   Principal Financial Officer)
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                  PHOTOCOMM, INC. AND JADCO MANUFACTURING, INC.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 AUGUST 31, 1995



1.   Basis of Presentation

     Effective February 2, 1996, Photocomm acquired all of the assets and assumed certain related liabilities of Jadco Manufacturing, Inc. ("Jadco"), a manufacturer of solar electric water pumps located in Safford, Arizona (the "Acquisition").

     The aggregate consideration paid by Photocomm in connection with the Acquisition was approximately $1,700,000. The Company issued 560,000 shares of Photocomm's Common Stock, $.10 par value, valued at $1,400,000 and paid Jadco $300,000 in cash.

     The assets purchased principally consisted of certain inventories, equipment and other assets valued by the parties at approximately $700,000; and goodwill and intangible assets valued by the parties at $1,000,000.

     The proforma results present a proforma condensed balance sheet as of the end of August 31, 1995, and a proforma condensed statement of operations for August 31, 1995. The financial statements include Jadco's most recent adjusted operating statement for calendar year ended December 31, 1995 and Balance Sheet as of December 31, 1995.

                  PHOTOCOMM, INC. AND JADCO MANUFACTURING, INC.

                      PROFORMA CONSOLIDATED BALANCE SHEETS

                                 August 31, 1995

                                   Photocomm            Pro Forma           Pro Forma
                                      1995             Adjustments           Results
                                   ----------          -----------          ----------
Assets
- ------

Cash                               $  520,269            (300,000)             220,269
Accounts Receivable                 2,352,548                --              2,352,548
Inventories                         3,327,625             224,255            3,551,880
Other Current Assets                  252,462               1,163              253,625

Property & Equipment                2,063,957             441,578            2,505,535

Other Assets                          308,325           1,033,004            1,341,329
                                   ----------          ----------           ----------

    Total Assets                   $8,825,186           1,400,000           10,225,186
                                   ==========          ==========           ==========

Liabilities
- -----------

Accounts Payable                    1,129,156                --              1,129,156
Notes Payable                         200,000                --                200,000
Other Current Liabilities             378,727                --                378,727

Long-Term Debt                        720,163                --                720,163

Stockholders' Equity                6,397,140           1,400,000            7,797,140
                                   ----------          ----------           ----------

Total Liabilities and
 Stockholders' Equity              $8,825,186           1,400,000           10,225,186
                                   ==========          ==========           ==========

                  PHOTOCOMM, INC. AND JADCO MANUFACTURING, INC.

                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

                           Year ended August 31, 1995


                                  Photocomm            Pro Forma           Pro Forma
                                    1995              Adjustments           Results
                                ------------          -----------         -----------
Sales                           $ 20,540,840           1,444,465           21,985,305
Cost of Sales                     15,539,814             792,052           16,331,866
                                ------------           ---------          -----------
Gross Profit                       5,001,026             652,413            5,653,439

Selling, General
 and Administrative
 Expenses                          4,077,936             506,173            4,584,109

Other Income (Expense)               (19,116)             17,150               (1,966)
                                ------------           ---------          -----------
Net Income                           903,974             163,390            1,067,364
                                ============           =========          ===========

Primary Earnings
 per Share                               .06                 .01                  .07

Fully Diluted Earnings
 per Share                               .06                 .01                  .07

Weighted Average
 Number of Shares                 14,004,004             560,000           14,564,004